GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds
Class A, Class C, Institutional,
Class IR and Class R Shares of the
Goldman Sachs Commodity Strategy Fund
(the “Fund”)

Supplement dated September 13, 2010 to the
Prospectus dated April 30, 2010 (the “Prospectus”)

The following replaces the first paragraph in the “Goldman Sachs Commodity Strategy Fund—Summary—Principal Strategy” and the “Investment Management Approach—Principal Investment Strategies—Commodity Strategy Fund” sections of the Prospectus:

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in debt instruments. The Fund may also gain exposure to the commodity markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Investment Adviser, and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodity markets.

This Supplement should be retained with your Prospectus for future reference.

COMSTRIMASTK 9-10